Exhibit 99.1

Global Partners LP Signs Agreement to Acquire Refined Petroleum Product Terminals from Warex Terminals Corp.

Partnership to Add 950,000 Barrels of Storage Capacity in Southeastern New York

WALTHAM, Mass.--(BUSINESS WIRE)--August 6, 2009--Global Partners LP (NYSE:GLP), a leading wholesale supplier of refined petroleum products in the Northeast, today announced the signing of a definitive agreement to acquire three terminal facilities from Warex Terminals Corporation, Inc. for $47.5 million.

The terminals, located in Newburgh, New York, have a combined gasoline and distillate storage capacity of 950,000 barrels. Under the terms of the agreement, Global and Warex plan to enter into a long-term throughput contract that allows Warex to use the terminals to service its existing business and conduct future wholesale activities. The acquisition is scheduled to close in the fourth quarter of 2009, subject to the receipt of certain regulatory approvals and various other customary closing conditions. Although other options could be considered, Global Partners expects to finance the acquisition through bank debt.

“Today’s announcement marks a significant step in our continuing long-term growth strategy,” said Eric Slifka, president and chief executive officer of Global Partners. “These terminals complement our footprint in southeastern New York, and further build our strategic presence along the Hudson River and in the Central Valley. As with the other terminals we have acquired, we expect this transaction to be accretive to unitholders in the first 12 months of operation with improving returns over time as the business potential of these assets is further realized.”

Warex Terminals Corporation, Inc. is one of the Northeast's largest independent distributors of gasoline and distillates. It is a subsidiary of Warren Equities, Inc., a privately held company based in Providence, Rhode Island.

About Global Partners LP

Global Partners LP, a publicly traded master limited partnership based in Waltham, Massachusetts, owns, controls and has access to one of the largest terminal networks of refined petroleum products in the Northeast. The Partnership is one of the largest wholesale distributors of gasoline, distillates (such as home heating oil, diesel and kerosene) and residual oil to wholesalers, retailers and commercial customers in the region. Global Partners LP, a FORTUNE 500® company, trades on the New York Stock Exchange under the ticker symbol “GLP.” For additional information, please visit www.globalp.com.

Forward-looking Statements

This news release contains certain “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are identified as any statements that do not relate strictly to historical or current facts and can generally be identified by the use of forward-looking terminology including “will,” “may,” “believe,” “expect,” “anticipate,” “estimate,” “continue” or other similar words. Such statements may discuss business prospects, goals, new developments and future expectations or contain projections of results of operations, financial condition and Global Partners LP’s ability to make distributions to unitholders. These statements are not guarantees of performance. Although Global Partners LP believes these forward-looking statements are based on reasonable assumptions, statements made regarding future results are subject to a number of assumptions, uncertainties and risks, many of which are beyond the control of Global Partners LP, which may cause actual results to be materially different from the forward-looking statements contained in this news release. For specific risks and uncertainties that could cause actual results to differ materially from forward-looking statements, please refer to Global Partners LP’s Annual Report on Form 10-K for the year ended December 31, 2008 and subsequent filings the Partnership makes with the Securities and Exchange Commission. All forward-looking statements included in this news release and all subsequent written or oral forward-looking statements attributable to Global Partners LP or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. The forward-looking statements speak only as of the date made, and Global Partners LP undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT:
Global Partners LP
Thomas J. Hollister, 781-894-8800
Chief Operating Officer and
Chief Financial Officer
or
Edward J. Faneuil, 781-894-8800
Executive Vice President,
General Counsel and Secretary